UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2014

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ZAIS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Maryland	001-35808	90-0729143
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Bridge Avenue, Suite 322	07701-1106
Red Bank, NJ
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 978-7518

n/a
(Former name or former address, if changed since last report.)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

This Amendment No. 1 (this “Form 8-K/A”) amends the Current Report on Form 8-K of ZAIS Financial Corp. (the “Company”) originally filed with the Securities and Exchange Commission on November 3, 2014 (the “Original Filing”) regarding the acquisition of GMFS, LLC (“GMFS”). The sole purpose of this amendment is to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, which were excluded from the Original Filing in reliance on paragraphs (a)(4) and (b)(2), respectively, of that Item.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

(i) audited consolidated balance sheets of GMFS as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in members’ equity and cash flows for the years ended December 31, 2013 and 2012, and the report of GMFS’s independent registered public accounting firm dated August 26, 2014 are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K/A.

(ii) unaudited consolidated balance sheet of GMFS as of September 30, 2014 and the related unaudited consolidated statements of operations for the three and nine months ended September 30, 2014 and September 30, 2013, consolidated statement of changes in members’ equity for the nine months ended September 30, 2014, and consolidated statements of cash flows for the nine months ended September 30, 2014 and September 30, 2013 are filed herewith as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information and the related notes are filed herewith as Exhibit 99.3 to this Current Report on Form 8-K/A.

(i) unaudited pro forma condensed combined balance sheet as of September 30, 2014;

(ii) unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2014; and

(iii) unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Richey, May & Co., LLP

99.1

Audited consolidated balance sheets of GMFS as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in members’ equity and cash flows for the years ended December 31, 2013 and 2012

99.2

Unaudited consolidated balance sheet of GMFS as of September 30, 2014 and the related unaudited consolidated statements of operations for the three and nine months ended September 30, 2014 and September 30, 2013, consolidated statement of changes in members’ equity for the nine months ended September 30, 2014, and consolidated statements of cash flows for the nine months ended September 30, 2014 and September 30, 2013.

99.3	Unaudited pro forma condensed combined financial information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS FINANCIAL CORP.

By:	/s/ Michael Szymanski
	Name:	Michael Szymanski
	Title:	Chief Executive Officer

Date: January 16, 2015